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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 26, 1998
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                                CONNECT, Inc.
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             (Exact name of registrant as specified in charter)



                                  Delaware
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               (State or other jurisdiction of incorporation)



       000-20873                                  943036611
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(Commission File Number)                (IRS Employer Identification No.)



515 Ellis Street, Mountain View, California              94043
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(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:       (650) 254-4000
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                                     N/A
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        (Former name or former address, if changed since last report)

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Item 5.  Other Events.
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     On February 26, 1998, CONNECT, Inc., a Delaware corporation (the
"Company"), completed the exchange of $9,744,250 principal amount of outstanding Convertible Notes and in some cases accrued interest thereon for 4,905,209 shares of Series A Preferred Stock (the "Exchange"). Prior to the Exchange, $575,750 principal amount of Convertible Notes were converted into 1,245,028 shares of Common Stock. The Exchange was effected to allow the Company to comply with the net tangible asset requirements applicable to companies with Common Stock listed on the NASDAQ National Market. Specifically, the NASDAQ National Market requires as a condition to continued listing that a company maintain $4 million of net tangible assets. As a result of the Exchange, the Company estimates that its net tangible assets as of February 26, 1998 exceed $6 million.

     In addition, effective as of the close of business on February 26, 1998, the Company effected a one for five reverse split of its outstanding shares of Common Stock. As of the close of business on February 26, 1998, and after giving effect to the reverse split, the Company had 4,091,010 shares of Common Stock outstanding (which number excludes shares issuable upon conversion of the Company's Series A Preferred Stock and upon exercise of outstanding options and warrants). Both the reverse split and the Exchange were approved by the Company's stockholders at a special meeting of stockholders held on February 24, 1998.

     Further background information relating to the Exchange and the reverse split is contained in the Company's proxy statement provided to the Company's stockholders in connection with the special meeting of stockholders held on February 24, 1998.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  CONNECT, Inc.
                                  (Registrant)


Dated:  February 26, 1998         By:  /s/ JOSEPH G. GIRATA
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                                     Joseph G. Girata
                                     Vice President of Finance and
                                     Administration and Chief Financial Officer

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